                                                                [EX.-99.906CERT]
                                                                     Exhibit (b)

                            SECTION 906 CERTIFICATION

     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                           By: /s/ Stephen P. Fisher
                                               ---------------------------------
                                               Stephen P. Fisher
                                               President

                                           Date: July 5, 2007

                                                                [EX.-99.906CERT]
                                                                     Exhibit (b)

                            SECTION 906 CERTIFICATION

     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                           By: /s/ Jack Benintende
                                               ---------------------------------
                                               Jack Benintende
                                               Treasurer and Principal Financial
                                               and Accounting Officer

                                           Date: July 5, 2007